                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 15, 2001


                   Caterpillar Financial Services Corporation
             (Exact name of registrant as specified in its charter)

                                   333-35460
                            (Commission File Number)

Delaware                                     37-1105865
(State or other jurisdiction of              (I.R.S. Employer Identification
 incorporation)                               No.)


                              2120 West End Avenue
                        Nashville, Tennessee 37203-0001
            (Address of principal executive offices, with zip code)

                                 (615) 341-1000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     In connection with the registrant's Registration Statement (Form S-3), Regristration No. 333-35460, the registrant is filing herewith the document listed in Item 7 below.

Item 7.    Exhibits.

8 Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Caterpillar Financial Services Corporation



Date:  May 15, 2001                   By: /s/ Paul J. Gaeto
                                          --------------------------------
                                          Paul J. Gaeto
                                          Secretary



                                      -3-
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                                 EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------

8 Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23 The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.